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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): June 25, 1998



                               HAVEN BANCORP, INC.
             (Exact name of registrant as specified in its charter)



   DELAWARE                        000-21628                   11-3153802
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                 93-22 JAMAICA AVENUE, WOODHAVEN, NEW YORK 11421
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (718) 850-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1 THROUGH 4.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         On June 25, 1998, Haven Bancorp, Inc. (the "Company") announced that its second quarter earnings will be affected by a one-time revenue reduction associated with the acquisition by CFS Bank of the assets of InterCounty Mortgage, Inc. CFS Bank completed the acquisition of InterCounty's loan production franchise on May 1, 1998, pursuant to the Purchase and Assumption Agreement, dated as of March 11, 1998, by and among Intercounty Mortgage, Inc., CFS Bank and Resource Bancshares Mortgage Group, Inc.

ITEM 6.

         Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements are required to be filed with this report.

         (b) No Pro Forma financial information is required to be filed with this report.

         (c)      Exhibits

                  The following Exhibits are filed as part of this report:

                           10 - Purchase and Assumption Agreement, dated as of March 11, 1998, by and among Intercounty Mortgage, Inc., CFS Bank and Resource Bancshares Mortgage Group, Inc.

                           99 - Press Release dated June 25, 1998.



ITEM 8.

         Not Applicable.

ITEM 9.

         Not Applicable.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HAVEN BANCORP, INC.


                                   By: /s/ Philip S. Messina
                                       ------------------------------------
                                      Philip S. Messina
                                      President and
                                       Chief Executive Officer



Dated: July 2+-, 1998




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                                  EXHIBIT INDEX




       EXHIBIT                               DESCRIPTION

          10 Purchase and Assumption Agreement, dated as of March 11, 1998, by and among Intercounty Mortgage, Inc., CFS Bank and Resource Bancshares Mortgage Group, Inc.

          99          Press Release issued June 25, 1998.